SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 14, 2000

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                          INTERNET COMMERCE CORPORATION
             (Exact name of registrant as specified in its charter)

                          Commission file number 024996


           Delaware                                           13-3645702
(State or other jurisdiction of                             (I.R.S. Employer
incorporation or organization)                           Identification Number)


                   805 Third Avenue, New York, New York 10022
                    (Address of principal executive offices)
                                   (Zip Code)


                                 (212) 271-7640
              (Registrant's telephone number, including area code)

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                          INTERNET COMMERCE CORPORATION
                                    FORM 8-K
                                 CURRENT REPORT

                                TABLE OF CONTENTS

                                                                          Page
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Item 5. Other Event........................................................  3

Item 7. Exhibit............................................................  3

Signature.................................................................   4

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Item 5.     Other Event

      Included as Exhibit 99.1 to this Form 8-K are unaudited financial statements of Research Triangle Commerce, Inc. ("RTCI") at September 30, 2000 and for the nine-month periods ended September 30, 2000 and September 30, 1999.

Item 7.  Exhibit

c)   99.1 Financial Statements of RTCI.


                                      -3-

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 14, 2000

                                    INTERNET COMMERCE CORPORATION


                                    /s/ Dr. Geoffrey S. Carroll
                                    -------------------------------------
                                    Dr. Geoffrey S. Carroll
                                    President and Chief Executive Officer
                                    (Principal Executive Officer)